Exhibit 99.1

Hampshire Group, Limited and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 30, 2013

(In thousands, except par value and shares)	As Reported	Pro Forma Adjustment for Disposition of scott james	Pro Forma
Current assets:
Cash and cash equivalents	$5,478	$—	$5,478
Restricted cash	676	—	676
Accounts receivable, net	6,773	(322)	6,451
Other receivables	289	1,234	1,523
Inventories, net	25,128	(1,821)	23,307
Other current assets	4,018	(295)	3,723
Assets of discontinued operations	132	322	454
Total current assets	42,494	(882)	41,612
Fixed assets, net	7,571	(279)	7,292
Goodwill	2,559	—	2,559
Intangible assets, net	14,238	—	14,238
Other assets	590	350	940
Total assets	$67,452	$(811)	$66,641

Current liabilities:
Borrowings under credit facility	$17	$—	$17
Accounts payable	7,453	(51)	7,402
Accrued expenses and other liabilities	14,766	(150)	14,616
Liabilities of discontinued operations	221	201	422
Total current liabilities	22,457	—	22,457
Other long-term liabilities	16,249	(62)	16,187
Total liabilities	38,706	(62)	38,644

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.10 par value, 1,000,000 shares authorized at March 30, 2013 and December 31, 2012, respectively; none issued	—		—
Series A junior participating preferred stock, $0.10 par value, 10,000 shares authorized at March 30, 2013 and December 31, 2012, respectively; none issued	—		—
Common stock, $0.10 par value, 13,333,333 shares authorized; 8,243,784 shares issued at March 30, 2013 and December 31, 2012	824		824
Additional paid-in capital	37,354		37,354
Accumulated deficit	(3,847)	(749)	(4,596)
Treasury stock, 771,327 and 725,881 shares at cost at March 30, 2013 and December 31, 2012, respectively	(5,585)		(5,585)
Total stockholders’ equity	28,746	(749)	27,997
Total liabilities and stockholders’ equity	$67,452	$(811)	$66,641

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Hampshire Group, Limited and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Three Months Ended March 30, 2013

(In thousands, except per share data)	As Reported	Pro Forma Adjustment for Disposition of scott james	Pro Forma
Net sales	$19,920	$(1,007)	$18,913
Cost of goods sold	16,297	(755)	15,542
Gross profit	3,623	(252)	3,371
Selling, general and administrative expenses	8,087	(952)	7,135
Contract terminations	729	—	729
Loss from operations	(5,193)	700	(4,493)
Other income (expense):
Interest income	1	—	1
Interest expense	(95)	1	(94)
Other, net	50	(12)	38
Loss from continuing operations before income Taxes	(5,237)	689	(4,548)
Income tax provision	146	—	146
Loss from continuing operations	(5,383)	689	(4,694)
Income (loss) from discontinued operations, net of taxes	1	—	1
Net loss	$(5,382)	$689	$(4,693)

Basic loss per share:
Loss from continuing operations	$(0.72)		$(0.63)
Income from discontinued operations, net of taxes	0.00		(0.00)
Net loss	$(0.72)		$(0.63)
Diluted loss per share:
Loss from continuing operations	$(0.72)		$(0.63)
Income from discontinued operations, net of taxes	0.00		(0.00)
Net loss	$(0.72)		$(0.63)

Weighted average number of shares outstanding:
Basic weighted average number of common shares outstanding	7,479		7,479
Diluted weighted average number of common shares outstanding	7,479		7,479

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Hampshire Group, Limited and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2012

(In thousands, except per share data)	As Reported	Pro Forma Adjustment for Disposition of scott james	Pro Forma
Net sales	$117,560	$(2,647)	$114,913
Cost of goods sold	94,106	(2,361)	91,745
Gross profit	23,454	(286)	23,168
Selling, general and administrative expenses	33,965	(4,155)	29,810
Contract terminations	644	—	644
Loss from operations	(11,155)	3,869	(7,286)
Other income (expense):
Interest income	2	—	2
Interest expense	(532)	—	(532)
Other, net	204	(20)	184
Loss from continuing operations before income Taxes	(11,481)	3,849	(7,632)
Income tax provision	1,041	—	1,041
Loss from continuing operations	(12,522)	3,849	(8,673)
Income from discontinued operations, net of taxes	783		783
Net loss	$(11,739)	$3,849	$(7,890)

Basic loss per share:
Loss from continuing operations	$(1.72)		$(1.19)
Income from discontinued operations, net of taxes	0.11		0.11
Net loss	$(1.61)		$(1.08)
Diluted loss per share:
Loss from continuing operations	$(1.72)		$(1.19)
Income from discontinued operations, net of taxes	0.11		0.11
Net loss	$(1.61)		$(1.08)

Weighted average number of shares outstanding:
Basic weighted average number of common shares outstanding	7,271		7,271
Diluted weighted average number of common shares outstanding	7,271		7,271

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Hampshire Group, Limited and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 – Basis of Presentation

On June 7, 2013, Hampshire Group, Limited( the “Company”) entered into an asset purchase agreement with Scott James Company, LLC and SJ Trademark, LLC (collectively, the “Purchasers”) wherein scott james® clothing line and brand ( the “Business”) were sold in exchange for consideration of approximately $1,675,000 plus the assumption of certain liabilities.

The unaudited pro forma financial information of Hampshire Group, Limited (the “Company”) is presented to illustrate the effect of the Company’s disposition of the Business on its historical financial position and operating results.  The unaudited pro forma condensed consolidated balance sheet as of March 30, 2013 is based on the historical financial statements of the Company as of March 30, 2013 after giving effect to the disposition of the Business as if it had occurred as of March 30, 2013.  The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2012 is based on the historical financial statements of the Company after giving effect to the transaction as if it had occurred on January 1, 2012.  The unaudited pro forma condensed consolidated statement of operations for the three months ended March 30, 2013 is based on the historical financial statements of the Company after giving effect to the transaction as if it had occurred on January 1, 2013.  The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2012 Annual Report on Form 10-K, as filed on March 18, 2013.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position.  However, pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

Note 2 – Pro Forma Adjustments

The unaudited pro forma condensed consolidated Balance Sheet at March 30, 2013 reflects the following adjustments:

1)	The reclassification of approximately $322,000 of accounts receivable to assets of discontinued operations.
2)	A receivable of approximately $1,675,000 from the Purchasers for the acquisition of inventory, other receivables, other current assets, and fixed assets.
3)	The reclassification of approximately $51,000 of accounts payable and approximately $150,000 of accrued expenses and other liabilities to liabilities from discontinued operations
4)

The recognition of the related pro forma loss of approximately $749,000 associated with the disposition of the Business through an adjustment to pro forma retained earnings. This loss is expected based on the transaction occurring on March 30, 2013 and may not be indicative of the actual loss to be incurred as of the closing date.

The unaudited pro forma condensed consolidated Statement of Operations for the three months ended March 30, 2013 reflects the following adjustments:

1)	The elimination of net sales of approximately $1,007,000 due to the disposition of the Business.
2)	The elimination of cost of goods sold of approximately $755,000 due to the disposition of the Business.
3)	The elimination of sales, general and administrative expenses of approximately 952,000 due to the disposition of the Business.
4)	The elimination of other income of approximately $12,000 due to the disposition of the Business

The unaudited pro forma condensed consolidated Statement of Operations for the year ended December 31, 2012 reflects the following adjustments:

1)	The elimination of net sales of approximately $2,647,000 due to the disposition of the Business.
2)	The elimination of cost of goods sold of approximately $2,361,000 due to the disposition of the Business.
3)	The elimination of sales, general and administrative expenses of approximately 4,155,000 due to the disposition of the Business.
4)	The elimination of other income of approximately $20,000 due to the disposition of the Business